SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                      ----------------------
                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported):
                        December 20, 1996

                       HSBC AMERICAS, INC.
        (Exact name of registrant as specified in charter)

DELAWARE                         I-2940               22-1093160
(State or other juris-           (Commission         (IRS Employer
diction of incorporation)        File Number         Identification No.)

ONE MARINE MIDLAND CENTER, BUFFALO, NEW YORK  14203
(Address of principal executive offices)

Registrant's telephone number, including area code: (716) 841-2424


                          Not Applicable
                 (Former name or former address,
                     if changed since report)



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Item 5.    Other Events

           Reference is made to the Supplemental Indenture dated as of December 12, 1996, between HSBC Americas, Inc. (the "Corporation") and Bankers Trust Company, as Trustee, to the Subordinated Indenture dated as of October 24, 1996, between the Corporation and Bankers Trust Company, as Trustee, filed herewith as Exhibit 4(h) which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
           (c)  Exhibits

Exhibit 4(h) Supplemental Indenture, dated as of December 12, 1996, between HSBC Americas, Inc. (the "Corporation") and Bankers Trust Company, as Trustee, to the Subordinated Indenture, dated as of October 24,
               1996, between the Corporation and Bankers Trust Company, as Trustee.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 HSBC AMERICAS, INC.

                                 -------------------
                                 (REGISTRANT)

                                 /s/ GERALD A. RONNING
                                 ---------------------
                                 NAME:  GERALD A. RONNING
                                 TITLE: EXECUTIVE VICE PRESIDENT &
                                        CONTROLLER

Date:  December 20, 1996